Exhibit 99.2

-------------------------------------------------------
                                   Wtd
                                   Avg
                      Wtd          Comb         Wtd
                      Avg          Curr         Avg
Times 30 Days
 Delinquent          FICO          LTV       Seasoning
-------------------------------------------------------
     0                664          71.81             15
-------------------------------------------------------
     1                623          67.51             21
-------------------------------------------------------
     2                561          78.25             22
-------------------------------------------------------
     3                592          73.10             38
-------------------------------------------------------
     4                542          84.36             32
-------------------------------------------------------
     5                571          75.77             63
-------------------------------------------------------
     6                560          72.35             76
-------------------------------------------------------
     8                538          66.46             39
-------------------------------------------------------
     9                520          77.15             67
-------------------------------------------------------
    10                561          79.00             44
-------------------------------------------------------
    12                521          65.55            149
-------------------------------------------------------
   Total:             652          71.66             17
-------------------------------------------------------

-------------------------------------------------------
                                  Wtd
                                  Avg
                     Wtd          Comb         Wtd
                     Avg          Curr         Avg
Times 60 + Days
 Delinquent         FICO          LTV       Seasoning
-------------------------------------------------------
     0                661          71.19             16
-------------------------------------------------------
     1                587          77.16             20
-------------------------------------------------------
     2                558          76.99             25
-------------------------------------------------------
     3                566          74.96             44
-------------------------------------------------------
     4                587          76.60             41
-------------------------------------------------------
     5                549          79.99             57
-------------------------------------------------------
     6                559          72.70             30
-------------------------------------------------------
     7                528          66.81             37
-------------------------------------------------------
     8                486          81.92             18
-------------------------------------------------------
     9                552          73.78             23
-------------------------------------------------------
    10                518          67.61             58
-------------------------------------------------------
    11                507          79.14             26
-------------------------------------------------------
    12                539          74.76             74
-------------------------------------------------------
   Total:             652          71.66             17
-------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------
                                   Wtd
                                   Avg
                      Wtd          Comb         Wtd
                      Avg          Curr         Avg
Times 30 Days
 Delinquent          FICO          LTV       Seasoning
-------------------------------------------------------
     0                699          65.85             12
-------------------------------------------------------
     1                680          59.57             15
-------------------------------------------------------
     2                588          77.62             26
-------------------------------------------------------
     3                617          71.98             40
-------------------------------------------------------
     4                576          83.62             37
-------------------------------------------------------
     5                572          75.40             37
-------------------------------------------------------
    10                568          76.78             35
-------------------------------------------------------
   Total:             689          65.48             14
-------------------------------------------------------

-------------------------------------------------------
                                  Wtd
                                  Avg
                     Wtd          Comb         Wtd
                     Avg          Curr         Avg
Times 60 + Days
 Delinquent         FICO          LTV       Seasoning
-------------------------------------------------------
     0                693          65.05             13
-------------------------------------------------------
     1                612          73.06             23
-------------------------------------------------------
     2                649          66.92             24
-------------------------------------------------------
     3                599          75.06             38
-------------------------------------------------------
     4                614          76.72             36
-------------------------------------------------------
     5                529          84.38             65
-------------------------------------------------------
     7                562          62.44             12
-------------------------------------------------------
   Total:             689          65.48             14
-------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------
                                   Wtd
                                   Avg
                      Wtd          Comb         Wtd
                      Avg          Curr         Avg
Times 30 Days
 Delinquent          FICO          LTV       Seasoning
-------------------------------------------------------
     0                711          65.94             22
-------------------------------------------------------
     1                604          71.18             58
-------------------------------------------------------
     2                539          67.83             61
-------------------------------------------------------
     3                590          69.87             65
-------------------------------------------------------
     4                516          85.55             33
-------------------------------------------------------
     5                576          74.64             83
-------------------------------------------------------
     6                572          73.37             97
-------------------------------------------------------
     8                538          66.46             39
-------------------------------------------------------
     9                520          77.15             67
-------------------------------------------------------
    10                511          95.39            109
-------------------------------------------------------
    12                521          65.55            149
-------------------------------------------------------
   Total:             690          66.93             28
-------------------------------------------------------

-------------------------------------------------------
                                  Wtd
                                  Avg
                     Wtd          Comb         Wtd
                     Avg          Curr         Avg
Times 60 + Days
 Delinquent         FICO          LTV       Seasoning
-------------------------------------------------------
     0                700          66.14             27
-------------------------------------------------------
     1                612          75.02             32
-------------------------------------------------------
     2                526          79.83             33
-------------------------------------------------------
     3                574          75.25             85
-------------------------------------------------------
     5                534          72.28             56
-------------------------------------------------------
     6                646          64.83             41
-------------------------------------------------------
   Total:             690          66.93             28
-------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-------------------------------------------------------
                                   Wtd
                                   Avg
                      Wtd          COMB         Wtd
                      Avg          Curr         Avg
Times 30 Days
 Delinquent          FICO          LTV       Seasoning
-------------------------------------------------------
     0                697          79.29             13
-------------------------------------------------------
     1                643          79.46             13
-------------------------------------------------------
     2                660          84.85             12
-------------------------------------------------------
     3                698          78.66             14
-------------------------------------------------------
   Total:             692          79.60             13
-------------------------------------------------------


-------------------------------------------------------
                                  Wtd
                                  Avg
                     Wtd          COMB         Wtd
                     Avg          Curr         Avg
Times 60 + Days
 Delinquent         FICO          LTV       Seasoning
-------------------------------------------------------
     0                694          79.13             13
-------------------------------------------------------
     1                657          86.49             12
-------------------------------------------------------
     2                670          93.91             12
-------------------------------------------------------
   Total:             692          79.60             13
-------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.